UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ELIXIR GAMING TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELIXIR GAMING TECHNOLOGIES, INC.

1120 Town Center Drive, Suite 260

Las Vegas, Nevada 89144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 17, 2007

To our Stockholders:

The Annual Meeting of Stockholders of Elixir Gaming Technologies, Inc., a Nevada corporation, will be held on Monday, December 17, 2007, at 12:00 p.m., local time, at 38/F., The Centrium, 60 Wyndham Street Central, Hong Kong to:

1. Re-elect eight (8) directors, each to serve until our 2008 Annual Meeting of Stockholders;

2. Authorize and approve the issuance of shares of our common stock to Elixir Group Limited, a Hong Kong company (“Elixir Group”), in exchange for the cancellation of certain outstanding warrants pursuant to the Securities Amendment and Exchange Agreement between us and Elixir Group;

3. Vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1 or 2; and

4. Consider any other business that properly comes before the meeting.

Only stockholders of record at the close of business on November 20, 2007 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

Sincerely,

David Reberger

Chief Financial Officer and Secretary

December 3, 2007

Las Vegas, Nevada

PROXY STATEMENT

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING
VOTING OF SHARES
PROXY SOLICITATION
PROPOSAL ONE — ELECTION OF DIRECTORS

PROPOSAL TWO — AUTHORIZE AND APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ELIXIR GROUP IN EXCHANGE FOR THE CANCELLATION OF CERTAIN OUTSTANDING WARRANTS PURSUANT TO THE SECURITIES AMENDMENT AND EXCHANGE AGREEMENT

PROPOSAL THREE — AUTHORIZATION TO ADJOURN OR POSTPONE THE MEETING TO SOLICIT ADDITIONAL VOTES FOR APPROVAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION

EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
PROPOSALS FOR THE NEXT ANNUAL MEETING
ANNUAL REPORT
ANNEX A — SECURITIES AMENDMENT AND EXCHANGE AGREEMENT
ANNEX B — OPINION OF CAPSTONE VALUATIONS SERVICES, LLC

ELIXIR GAMING TECHNOLOGIES, INC.

PROXY STATEMENT FOR

2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 17, 2007

The accompanying proxy is solicited on behalf of the board of directors of Elixir Gaming Technologies, Inc. in connection with our Annual Meeting of Stockholders to be held on Monday, December 17, 2007, at 12:00 p.m., local time, at 38/F., The Centrium, 60 Wyndham Street Central, Hong Kong for the purposes set forth in the accompanying Notice of Meeting.

Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the Annual Meeting and voting in person.

We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about December 3, 2007.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this proxy statement?
A:

We are holding our Annual Meeting of Stockholders to re-elect the members of our board of directors. In addition, pursuant to the Securities Amendment and Exchange Agreement we entered into in October 2007 with Elixir Group, we are seeking approval of our stockholders for the issuance of our common stock in exchange for the cancellation of certain outstanding warrants thereunder, as more fully described in Proposal Two.

Q:	What do I need to do now?
A:

We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or submit your voting instructions by internet or by telephone if that option is available to you.

Q:	How do I vote?
A:

If you are an EGT stockholder of record, you may vote in person at the Annual Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.

Q:	What happens if I do not vote?
A:

If you do not submit a proxy card or vote at the Annual Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will also have the same effect as shares not voted at the meeting.

Q:	If my EGT shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?
A:

No. Your broker, bank, or nominee cannot vote your shares on matters other than the election of directors unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q:	Can I change my vote after I have mailed my signed proxy or direction form?
A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:

•               delivering to the corporate secretary of EGT a signed notice of revocation;

•               granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of EGT; or

•               attending your stockholder meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	What if I object to the proposed transactions? Do I have dissenter’s rights?
A:	No. Dissenter’s rights are not available for the types of transactions discussed in this proxy statement.
Q:	Whom should I call with questions?
A:	If you have any questions about the transaction or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Elixir Gaming Technologies, Inc.

1120 Town Center Drive, Suite 260

Las Vegas, Nevada 89144

Telephone: (702) 733-7195

Attn: David Reberger

Chief Financial Officer

You may also obtain additional information about Elixir Gaming Technologies, or EGT, from documents filed with the Securities and Exchange Commission (hereafter, the “SEC”) by following the instructions on page 19.

VOTING OF SHARES

Our board of directors has fixed the close of business on November 20, 2007 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On November 20, 2007, 93,781,022 shares of our common stock, $0.001 par value, were outstanding and held by 278 recordholders. Each share outstanding on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

Pursuant to Section 78.330 of the Nevada General Corporation Law, a plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than the eight positions to be filled, the eight who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

The approval of holders of a majority of our outstanding common stock is required to approve the issuance of shares of our common stock to Elixir Group in exchange for the cancellation of certain outstanding warrants pursuant to the Securities Amendment and Exchange Agreement.  Because Elixir Group is a significant and controlling stockholder of our company, to ensure the protection of the interests of our other stockholders, we are seeking approval of the holders of a majority of our shares not held by Elixir Group in attendance at the Annual Meeting.

All other proposals presented in this proxy statement will be approved if a majority of the shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter. In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted on the matter. Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Voting of Proxies

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted FOR the election of all of the nominees for director listed in this proxy statement, and FOR all other Proposals set forth in this Proxy Statement. If any other business properly comes before the Annual Meeting, shares represented by proxy will be voted according to the best judgment of the proxy holders named on the proxy card.

PROXY SOLICITATION

We are soliciting proxies from our stockholders for our Annual Meeting of Stockholders. We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide that our board will consist of between one and ten members, with the number of directors determined from time to time by our board. The number of directors is currently set at eight. The current term of all of our directors expires at the Annual Meeting. Accordingly, eight directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each nominee has consented to being nominated and to serve if elected.  If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Information About Nominees

Names of the board of directors’ nominees and certain biographical information about the nominees are set forth below.

Gordon Yuen Age 50 Director since 2007

Mr. Yuen joined our board in September 2007. Mr. Yuen has served as chief executive officer of Elixir Group since 2002. Mr. Yuen has extensive experience in key management positions in IT companies and financial institutions, including Hong Kong Shanghai Bank (HSBC), American Express International, Inc., and American Express Bank. Mr. Yuen graduated from York University, Ontario, Canada, with a BA in Business Administration.

Joe Pisano Age 50 Director since 2007

Mr. Pisano joined our board in September 2007. Mr. Pisano has served as general manager of gaming operations for Elixir Group since August 2006. From March 2002 to July 2006, Mr. Pisano served as business development manager-Asia Pacific for IGT (Australia) Pty Ltd, a wholly-owned subsidiary of International Game Technology (NYSE:IGT), a designer, developer and manufacturer of microprocessor based gaming products. Mr. Pisano has a Masters in Business and Technology from the University of New South Wales in Australia.

Lorna Patajo-Kapunan Age 55 Director since 2007

Ms. Patajo-Kapunan joined our board in September 2007 and she chairs our Nominating Committees. Ms. Patajo-Kapunan has served as a senior partner of Kapunan Lotilla Flores Garcia & Castillo Law Offices, a law firm located in Manila, Philippines, since October 2006. From October 2001 to September 2006, Ms. Patajo-Kapunan served as a partner of Roco Kapunan Migallos & Luna Law Offices, also a Manila based law firm.

Maj. Gen. Paul A. Harvey Age 69 Director since 2005

General Harvey joined our board in October 2005 and he chairs our Conflicts and Compliance Committees. General Harvey spent 32 years on active duty in the United States Air Force where he held numerous command positions throughout the United States, Europe, Africa and the Middle East. Following retirement, he was the executive director of the Mississippi Gaming Commission from 1993 through 1998. General Harvey serves on the board of directors of the National Center for Responsible Gaming. General Harvey also serves on the boards of directors of Riviera Holdings Corporation and Progressive Gaming International Corp, both of which are publicly held companies.

Vincent L. DiVito Age 47 Director since 2005

Mr. DiVito joined our board in October 2005 and he chairs our Audit Committee. Since September 2000, Mr. DiVito has been Vice president, chief financial officer and treasurer of Lonza, a global specialties chemical business headquartered in Allendale, New Jersey. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its Director of Business Development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant and certified management accountant. Mr. DiVito is a member of the board of directors of Riviera Holdings Corporation, a publicly held company.

Robert L. Miodunski Age 56 Director since 2005

Mr. Miodunski joined our board in November 2005 and he chairs our Compensation Committee. Since 2004, Mr. Miodunski has acted as a consultant to the board of directors and management of Bally Technologies, Inc., formerly known as Alliance Gaming Corporation. Mr. Miodunski was president and chief executive officer of Bally Technologies from 1999 through 2004. From 1994 until 2002, Mr. Miodunski served as President of United Coin Machine Company, a subsidiary of Bally Technologies.

Clarence (Yuk Man) Chung Age 44 Director since 2007

Mr. Chung joined our board in October 2007. Mr. Chung has been the executive director of Melco International Development Ltd since May 2006 and the chief operating officer since July 2006. Mr. Chung joined Melco in December 2003 and assumed the role of the chief financial officer. Prior to joining Melco, he was the chief financial officer and director with the Megavillage Group, an Internet-based trading company, from 2000 to 2003, an investment banker at Lazard Asia managing an Asian buy-out fund from 1998 to 2000, and a vice-president at Pacific Century Regional Development Limited, a Singapore listed company with businesses in infrastructure financial services and technology, from 1994 to 1998. Mr. Chung is an accountant by profession and a fellow member of the Hong Kong Institute of Certified Public Accountants and the Association of Chartered Certified Accountants, and a member of the Society of Management Accountants of Canada.

John W. Crawford, J.P. Age 65 Director since 2007

Mr. Crawford joined our board in November 2007.  Mr. Crawford has been the chairman of International Quality Education Limited since February 2002.  Since 1997, Mr. Crawford has been the managing director of Crawford Consultants Limited, a company he founded which helps companies in the identification of acquisition opportunities and provides support assistance in that regard.  Prior to that, Mr. Crawford was a founding partner of the Hong Kong office of Ernst & Young where he acted as engagement or review partner for many public companies and banks before he retired from practice in 1997.  Mr. Crawford is a member of the Hong Kong Institute of Certified Public Accountants, a member and honorary president of the Macau Society of Certified Practising Accountants, and a member of the Canadian Institute of Chartered Accountants.  Mr. Crawford also serves on the boards of directors and is chairman of the audit committees of e-Kong Group Limited, Titan Petrochemicals Group Limited and Regal Portfolio Management Limited, which are Hong Kong listed companies.

Additional Information About our Board and its Committees

We continue to monitor the rules and regulations of the SEC and the American Stock Exchange to ensure that a majority of our board remains composed of “independent” directors. All of our directors except Gordon Yuen, Joe Pisano and Clarence Chung are “independent” as defined in Section 121A of the American Stock Exchange Company Guide.

Our board met six times in 2006. During fiscal 2006, all of our directors attended at least 75% of all meetings during the periods for which they served on our board, and at least 75% of all of the meetings held by committees of the board on which they serve. The board of directors has formed an audit committee, a nominating committee, and a compensation committee, all of which operate under written charters.  Our board of directors does not have a policy regarding board members’ attendance at meetings of our stockholders.

Audit Committee

During fiscal 2006, our audit committee was initially comprised of Vincent DiVito, Bob Smith, Ron Keil, and Robert Miodunski. Messrs. Smith and Keil resigned from our board of directors on June 26, 2006. Our audit committee charter and the rules of the AMEX require us to have at least two members on our audit committee. In August 2006, Maj. Gen. Paul Harvey was appointed to serve on our audit committee, and in November 2007 John Crawford was appointed to serve on the audit committee.  Mr. DiVito serves as the audit committee chair. Our audit committee generally meets quarterly, and in 2006 our audit committee held four meetings. Our audit committee has the responsibility of selecting the firm that will serve as our independent public accountants, approving and reviewing the scope and results of the audit and any non-audit services provided by the independent public accountants and meeting with our financial staff to review internal control, procedures and policies.

We have identified Mr. DiVito as the audit committee financial expert. Mr. DiVito is the chief financial officer of Lonza, a Swiss life sciences chemical company, and he is also a certified public accountant and a certified management accountant. All members of our audit committee are independent, as independence for audit committee members is defined in Section 121A of the AMEX Company Guide. In addition, Mr. Miodunski and General Harvey each meet the definition of “financially sophisticated” as defined in Section 121B of the AMEX Company Guide.

Nominating Committee

During fiscal 2006, our nominating committee was initially comprised of Maj. Gen. Paul Harvey, Vincent DiVito, Bob Smith, and Ron Keil. Messrs. Smith and Keil resigned from our board of directors on June 26, 2006. Our nominating committee charter requires us to have at least two members on our nominating committee. In August 2006, James Crabbe was appointed to serve on our nominating committee.  On September 10, 2007, Mr. Crabbe resigned from our board of directors, and Ms. Kapunan joined our board of directors and was also appointed to our nominating committee as chairperson.  The nominating committee is responsible for assisting our board with respect to the appropriate size and composition of our board and monitoring and making recommendations regarding the performance of our board. In this regard, our nominating committee evaluates the qualifications of all proposed candidates for election to our board, including capability, availability to serve, conflicts of interest and other relevant factors, and makes recommendations to our board concerning the size and composition of our board of directors.

Our nominating committee was formed in May 2006 and held one meeting in 2006. The members of our nominating committee are independent, as independence for directors is defined in Section 121A of the AMEX Company Guide.

The charter of our nominating committee allows the nominating committee to consider for directorships candidates nominated by third parties, including stockholders. For a third party to suggest a candidate, one must provide our legal department with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

Our nominating committee has recommended Gordon Yuen, Joe Pisano, Lorna Patajo-Kapunan, Maj. Gen. Paul

Harvey, Robert Miodunski, Vincent DiVito, Clarence Chung, and John  Crawford as nominees for election to our board of directors at the Annual Meeting.  Pursuant to our September 2007 Securities Purchase and Product Participation Agreement with Elixir Group, Elixir Group was entitled to appoint to our board no less than three directors, and Mr. Yuen, Mr. Pisano, Ms. Kapunan, and Mr. Chung are the nominees of Elixir Group.

Compensation Committee

We formed our compensation committee in August, 2006, initially comprising of Maj. Gen. Paul Harvey, Vincent DiVito, and Robert Miodunski.  Mr. Miodunski serves as compensation committee chair.  In September 2007, Ms. Kapunan was appointed to serve on our compensation committee.  Our compensation committee conducted its initial meeting in 2007. Our compensation committee has the responsibility of setting executive compensation guidelines, administering our stock incentive plans, and approving  compensation of our executive officers and members of the board of directors.

Director Compensation

Non-Employee Director Compensation.  Non-employee members of our board of directors, receive an initial grant of 100,000 options and, effective as of November 2007, an annual grant of 30,000 options on the date of the annual or special meetings of stockholders at which directors are elected.  The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendance. Commencing November 2007, members of our board of directors who are not employees, receive a quarterly fee of $15,000. The chairman of our audit committee receives an additional $7,500 per quarter. In addition, upon joining the board, Messrs. DiVito, Harvey and Miodunski each received options to purchase 100,000 shares of common stock at an exercise price of $1.34 per share over a three year term pursuant to our Amended and Restated 1999 Stock Option Plan; and each received a grant of 50,000 shares of common stock which accrued in increments of 10,000 shares over five calendar quarters beginning in September 2005.

Employee Director Compensation.  Directors who are employees of EGT receive no compensation for services provided in that capacity, but are reimbursed for out-of-pocket expenses in connection with attendance at meetings of our board and its committees.

Committee Interlocks and Insider Participation

No member of our board of directors is employed by EGT or our subsidiaries except for Gordon Yuen, who is presently employed as our president and chief executive officer, and Joe Pisano, who is presently employed as our vice president.

Process for Stockholders to Send Communications to Our Board

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our board. However, if a stockholder would like to send a communication to our board, please address the letter to the attention of our legal department and it will be distributed to each director.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the election of all director nominees listed in this proxy statement.

Audit Committee Report

The audit committee reviewed and discussed EGT’s audited financial statements for the year ended December 31, 2006 with our management. The audit committee discussed with Piercy Bowler Taylor & Kern, EGT’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing

Standards No. 61 Communication with Audit Committees as amended, and Statement on Auditing Standards No. 90 Audit Committee Communications. The audit committee also received the written disclosures and the letter from Piercy Bowler Taylor & Kern required by Independence Standards Board Standard No. 1 Independence Discussion with Audit Committees, and the audit committee has discussed the independence of Piercy Bowler Taylor & Kern with them.

Based on the audit committee’s review and discussions noted above, the audit committee recommended to our board of directors that EGT’s audited financial statements be included in the Amendment No. 1 to our annual report on Form 10-KSB for the year ended December 31, 2006 filed with the SEC on November 13, 2007.

THE AUDIT COMMITTEE

Vincent DiVito Robert Miodunski
Maj. Gen. Paul Harvey

PROPOSAL TWO — AUTHORIZE AND APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ELIXIR GROUP IN EXCHANGE FOR THE CANCELLATION OF CERTAIN OUTSTANDING WARRANTS PURSUANT TO THE SECURITIES AMENDMENT

AND EXCHANGE AGREEMENT

On October 21, 2007, we entered into a Securities Amendment and Exchange Agreement (the “Exchange Agreement”), with Elixir Group Limited, a Hong Kong company and a significant shareholder of EGT.  Pursuant to the Exchange Agreement, we will issue to Elixir Group up to an aggregate of 31,200,000 shares of our common stock in exchange for cancellation of certain outstanding warrants issued to Elixir Group (the “Warrant-for-Share Exchange”).

The Warrant-for-Share Exchange is subject to the approval of our stockholders.  Because Elixir Group is a significant and controlling stockholder of our company, to ensure the protection of the interests of our other stockholders, we are seeking approval of the holders of a majority of our shares not held by Elixir Group in attendance at the Annual Meeting.  In addition, pursuant to Rule 713 of the American Stock Exchange (“AMEX”) Company Guide, the affirmative vote of our stockholders is required to approve the issuance or potential issuance of shares of common stock in an amount equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.

Elixir Group is an indirect wholly-owned subsidiary of Melco International Development Limited (“Melco”). Elixir is engaged in the business of developing and distributing gaming technology solutions in Asia. Elixir’s executive offices are located at 19/F., Zhu Kuan Building, Avenida Xian Xing Hai, Macau; telephone (853) 2961 888.

Terms of the Transaction

The Exchange Agreement provides that certain outstanding vested and unvested warrants issued to Elixir Group pursuant to the “Earn-In” provision of the June 2007 Securities Purchase and Product Participation Agreement (the “Participation Agreement”) will be cancelled in exchange for EGT’s issuance of common stock, at an exchange ratio of one newly issued common share for every 2.5 outstanding warrants.  Pursuant to the Participation Agreement, we issued to Elixir Group warrants (the “2007 Warrants”) to purchase up to 88,000,000 shares of the Company’s Common Stock, for an exercise price of $2.65 per share.  As of the date of this proxy statement, 22,000,000 shares of the 2007 Warrants are exercisable (the “Vested Warrants”), and 66,000,000 shares of the 2007 Warrants are subject to vesting and become exercisable only upon achievement of certain milestones pursuant to the Participation Agreement and the terms of the warrants (the “Unvested Warrants”).

Under the terms of the Exchange Agreement, Elixir Group agrees to surrender 12,000,000 Vested Warrants for cancellation, and the remaining 10,000,000 Vested Warrants shall be retained by Elixir Group and remain exercisable in accordance with the terms and conditions therein.  Furthermore, Elixir Group agreed to surrender the portions of the Unvested Warrants that become exercisable, upon satisfaction of the performance milestones set forth therein, as soon as practicable after each such portion becomes exercisable, for exchange until all of the 66,000,000 Unvested Warrants have vested and have been surrendered for exchange.  In exchange for the cancellation of the warrants, we agreed to issue to Elixir Group shares of our common stock at an exchange ratio of one newly issued common share for every 2.5 outstanding warrants, such that up to an aggregate of 31,200,000 shares of our common stock are issuable if all of the warrants subject to the Exchange Agreement are surrendered for cancellation.

The Warrant-for-Share Exchange as described herein is subject to the approval of our stockholders for which we are seeking.  You are not being asked to approve the execution of the Exchange Agreement, which document has been executed and is effective.  You are only being asked to approve the issuance of the common stock pursuant to the Exchange Agreement.

The Exchange Agreement also provides for other related transactions for which stockholder approval is not required.  The agreement extends the time we have to register certain of Elixir Group’s securities for resale pursuant to our obligations to Elixir Group under registration rights agreements dated January 18, 2007 and September 10, 2007, respectively, for one year after our registration statement to be filed in connection with the recently completed October 2007 private placement becomes effective.  In addition, Elixir Group and EGT agreed to waive all vesting conditions in the warrants we issued to Elixir Group in January 2007 and acknowledge that all such warrants have become immediately exercisable.  Finally, Elixir Group agreed to release EGT from all claims it may have against the Company for any anti-dilution adjustments, and waive any such adjustments, to the terms of such warrants based on issuances of equity securities of EGT between January 18, 2007 and the date of the Exchange Agreement.

Background of the Transaction

On October 25, 2007, we closed on the private placement of 15,000,000 shares of our common stock for aggregate gross proceeds of $52.5 million in which ThinkEquity LLC acted as placement agent.  In our discussions with ThinkEquity during and after the transaction and with other investment and financial advisors, they indicated that the aggregate of 104 million outstanding EGT warrants presently held by Elixir Group constitute an overhang on the market that could possibly deter potential investors and that it could have an adverse effect on the market price of EGT stock.  EGT management then approached Elixir Group with the idea of cancelling a significant portion of the 104 million warrants in exchange for EGT common shares.

By virtue of their positions with Elixir Group, certain members of EGT management have a conflict of interest in considering or negotiating the proposed transaction on behalf of EGT.  Gordon Yuen, our president and chief executive officer and director, has been the chief executive officer of Elixir Group since 2002, and Joe Pisano, our vice president and director, has been the general manager of gaming operations for Elixir Group since August 2006.  Clarence Chung, a member of our board of directors, has been executive director of Melco, which is the parent company of Elixir Group, since May 2006 and its chief operating officer since July 2006.  Mr. Yuen, Mr. Pisano, Ms. Kapunan, and Mr. Chung are Elixir Group’s nominees to our board of directors pursuant to its rights under the Participation Agreement.  Accordingly, our board formed a special committee of the board of directors comprised of Vincent DiVito, Maj. Gen. Paul Harvey, and Robert Miodunski, each of whom has been determined by the board to be independent directors and free of any conflicts of interest in the proposed transaction (the “Special Committee”), to evaluate the proposed warrant-for-share exchange with Elixir and to review and negotiate the Exchange Agreement on behalf of EGT.  During the evaluation and negotiation process, the Special Committee engaged Capstone Valuation Services, LLC to provide advice and its opinion as to the fairness of the transaction to our stockholders (other than Elixir Group).

On October 21, 2007, Capstone made an oral presentation to the Special Committee at which Capstone provided a detailed financial analysis of the proposed transaction contemplated by the Exchange Agreement.  At that meeting, Capstone provided a comprehensive summary of the documents and financial information concerning EGT and Elixir Group reviewed by Capstone in conducting its analysis, including historical and projected financial information for both companies, the historical trading in EGT’s common stock, comparison of certain financial and securities information of EGT with similar data for other publicly-held companies that are in businesses similar to those of EGT and Elixir Group.  Capstone also provided certain commonly used valuation analyses and considered other financial, economic, and market criteria it deemed relevant and appropriate for its evaluation.

On October 21, 2007, Capstone presented to the EGT board of directors its written opinion that, as of such date, and based upon and subject to certain matters stated in its opinion, the consideration to be received by EGT under the Exchange Agreement is fair from a financial point of view to the stockholders of EGT (other than Elixir Group).  On October 21, 2007, the EGT board unanimously approved the Exchange Agreement. On October 21, 2007, EGT and Elixir Group executed the definitive Exchange Agreement. The transaction was announced in a joint press release on the following business day, October 22, 2007.

Recommendation of the EGT Board of Directors

The EGT Board of Directors recommends that our stockholders vote FOR the authorization and the approval of the issuance of shares of our common stock to Elixir Group in exchange for the cancellation of certain outstanding warrants pursuant to the Exchange Agreement.

PROPOSAL THREE — AUTHORIZATION TO ADJOURN OR POSTPONE THE MEETING TO SOLICIT ADDITIONAL VOTES FOR APPROVAL

If at the Annual Meeting the number of shares of our common stock voting in favor of all other proposals is insufficient to approve those proposals under applicable law, our management intends to move to adjourn or postpone the meeting in order to enable it to solicit additional proxies in favor of those proposals. In that event, we will ask our stockholders to vote only upon the adjournment proposal.

In the adjournment proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of granting management the discretionary authority to adjourn or postpone the Annual Meeting and any later adjournments of that meeting to a later date in order to enable our board of directors to solicit additional proxies in favor of all other proposals presented if those proposals initially lack a sufficient number of shares voting in favor. If our stockholders approve the adjournment proposal, our management could adjourn the Annual Meeting and any adjourned session of the Annual Meeting to a later date and use the additional time to solicit additional proxies in favor of all proposals presented, including solicitation of proxies from stockholders that have previously voted against those proposals.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the authorization to adjourn or postpone the meeting to solicit additional votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the beneficial ownership of our common stock, as of November 20, 2007, by:

•         All of our directors and executive officers, including all  nominees to our board of directors, individually;

•         All of our directors, executive officers and director nominees, as a group; and

•         All persons who beneficially owned more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 93,781,022 shares of our common stock outstanding as of November 20, 2007, according to the record ownership listings as of that date and the verifications we solicited and received from each director, executive officer and director nominee. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of November 20, 2007, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. Unless otherwise noted, the address of the following persons listed below is c/o Elixir Gaming Technologies, Inc., 1120 Town Center Drive, Suite 260, Las Vegas, Nevada 89144.

Name of Director, Executive Officer or Nominee	Shares(1)		Percentage
Gordon Yuen	—
Joe Pisano	—
David Reberger	—
Peter Zee	160,000	(2)	*
Paul A. Harvey	165,000	(3)	*
Vincent L. DiVito	165,000	(3)	*
Robert L. Miodunski	165,000	(3)	*
Walter B. Stowe, Jr.	130,000	(2)	*
Martha Vlcek	45,000	(2)	*
Lorna Patajo-Kapunan	—		—
Clarence Chung	—		—
John Crawford	—		—
All directors, executive officers and director nominees as a group (12 persons)	830,000		*
* Less than one percent
Name and Address of 5% Holder
James E. Crabbe(4)	7,115,073		7.6%
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	5,250,000	(5)	5.6%

(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.

(2)	Represents common shares issuable upon the exercise of stock options.

(3)	Includes 50,000 shares held directly and 115,000 shares issuable upon the exercise of stock options.

(4)

Includes 4,574,066 shares held directly by Mr. Crabbe, 80,600 shares issuable upon the exercise of stock options and 2,460,407 shares held by Mr. Crabbe, as Trustee of the James E. Crabbe Revocable Trust.

(5)

Includes 4,404,201 common shares held by Janus Venture Fund; 470,860 common shares held by Janus US Venture Fund; 292,326 common shares held by Janus Triton Fund; 69,939 common shares held by Ohio National Fund; and 12, 674 common shares held by Janus Adviser Series Small-Mid Growth Fund.Janus Capital Management LLC is the manager of each of the foregoing funds.

Change in Control

On September 10, 2007, we conducted an initial closing of the transactions under the Participation Agreement between us and Elixir Group.  At the initial closing, we issued to Elixir Group 25,000,000 shares of our common stock and warrants to purchase an additional 88,000,000 shares of our common stock. On September 13, 2007, we issued an additional 15,000,000 shares of our common stock to Elixir Group pursuant to the Participation Agreement based on Elixir Group’s placement of additional electronic gaming machines. Based on the aforementioned issuances, as of  September 13, 2007, we had 77,552,301 shares of our common stock issued and outstanding, of which 41,000,000 (or 52.9%) were held by Elixir Group.

As a result, immediately following the initial closing of the transactions under the Participation Agreement, Elixir Group controlled a majority of our outstanding capital stock.  As result of the our private placement of 15 million shares of common stock in October 2007, Elixir Group’s percentage ownership of EGT as of the date of this proxy statement has decreased to 43.9% of our outstanding capital stock, however Elixir group remains a controlling stockholder of EGT and retains the power to significantly influence all matters requiring approval by our stockholders, including the election of directors and approval of mergers and other significant corporate transactions. However, our stockholders should assume that following the closing, Elixir will have the ability to elect at least a majority of directors and thereby control our management and all stockholder actions.  The transactions under the Participation Agreement were approved by our stockholders at a special meeting of stockholders held on September 10, 2007.

Pursuant to the Participation Agreement, Elixir Group was entitled to appoint to our board no less than three directors as of the closing. At least one Elixir Group nominee is entitled to serve on each committee of our board, provided, in the case of the audit committee, such Elixir Group nominee satisfies the applicable independence requirements. At the September 10, 2007 special meeting of stockholders, our stockholders voted to approve the election to our board of directors the following nominees of Elixir Group: Gordon Yuen, Joe Pisano, and Lorna Patajo-Kapunan.  Ms. Kapunan was also appointed to the compensation and nominating committees of our board of directors, and will serve as chairperson of our nominating committee.  In October 2007, Elixir Group nominated to our board of directors Mr. Clarence Chung pursuant to its nominating rights set forth in the Participation Agreement.

EQUITY COMPENSATION PLAN INFORMATION

We have two stock options plans, the Amended and Restated 1999 Stock Option Plan and the Amended and Restated 1999 Directors’ Stock Option Plan, under which 6,000,000 shares and 300,000 shares are authorized, respectively. Pursuant to our stock option plans, as of December 31, 2006, there were options outstanding to purchase 4,804,412 shares of our common stock with a weighted average exercise price per share of $2.17 and options remaining to purchase 1,495,588 shares of our common stock.

The following table sets forth certain information as of December 31, 2006 about our stock option plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighed-Average Exercise Price of Outstanding Options, Warrants and Notes Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (A))
Equity compensation plans approved by security holders	11,192,465	$1.79	1,495,588
Equity compensation plans not approved by security holders	—	—	—
Total	11,192,465	$1.79	1,495,588

The first column reflects outstanding stock options to purchase 4,719,612 shares, outstanding warrants to purchase 6,388,053 warrants, and 84,800 shares of common stock pursuant to our Amended and Restated 1999 Stock Option Plan and our Amended and Restated 1999 Directors’ Stock Option Plan, respectively, which have been approved by our stockholders.

The third column reflects 1,280,388 shares remaining for issuance under our Amended and Restated 1999 Stock Option Plan and 215,200 shares available under our Amended and Restated 1999 Directors’ Stock Option Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to, our then chief executive officer during the fiscal year ended December 31, 2006 and our other two highest paid executive officers earning in excess of $100,000 for services rendered in all capacities at the end of the fiscal year ended December 31, 2006.  Mr. Newburg and Mr. Galassi resigned from their respective positions on September 10, 2007.

Name and Principal Position(a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Option Awards ($) (e)	All Other Compensation (f)	Total (g)
Mark Newburg, CEO	2006	286,538	150,000	282,976	33,571	753,085
Arnaldo Galassi, CFO	2006	186,539	50,000	90,354	12,634	339,527
Peter Zee, VP Engineering	2006	193,269	100,000	90,354	16,725	400,348

The dollar amounts in column (e) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R). Assumptions used in the calculation of this amount are included in footnote (1) to our audited financial statements for the fiscal year ended December 31, 2006 included elsewhere in this proxy statement.

Narrative disclosure to Summary Compensation Table

Mark Newburg.

General Terms.  On September 29, 2005 we entered into a two year employment agreement with Mr. Newburg. Terms of the agreement provided for:

•         an annual salary of $250,000,

•         a signing bonus of $75,000 split in two equal payments to be made on the signing of the employment agreement and on December 15, 2005,

•         750,000 stock options priced at $1.34 which shall vest and first become exercisable upon a change of control,

•         in the event of a change of control, a payment equal to 12 months base salary in effect on the date of the change of control and an amount equal to 50% of his annual base pay (however, Mr. Newburg has waived any change in control payment triggered by the transactions under the Participation Agreement), and,

•         annual bonuses of up to 50% of his salary provided certain performance milestones are met.

In April 2006, Mr. Newburg’s annual salary was increased to $300,000 and Mr. Newburg was granted an additional option to purchase 300,000 shares of our common stock at an exercise price of $2.48 per share. In March 2007, Mr. Newburg’s annual salary was increased to $325,000. Additionally, he received a $150,000 bonus and was granted an additional option to purchase 200,000 shares of our common stock at an exercise price of $2.40 per share.

Perquisites.  Mr. Newburg was also entitled to certain perquisites:

•         ability to participate in, at the Company’s expense, whatever employee benefit plans (medical, dental, vision) the Company maintains. Additionally, the Company reimbursed Mr. Newburg for all out-of-pocket medical, dental and vision expenses not paid under the benefit plans. In 2006, these health benefits amounted to $15,304 and are included in Column I above.

Arnaldo Galassi

General Terms.  On September 29, 2005 we entered into a two year employment agreement with Mr. Galassi. Terms of the agreement provided for:

•         an annual salary of $150,000,

•         150,000 stock options priced at $1.34 which shall vest and first become exercisable upon a change of control,

•         in the event of a change of control, a payment equal to 12 months base salary in effect on the date of the change of control and an amount equal to 50% of his annual base pay (however, Mr. Galassi has waived any change in control payment triggered by the transactions under the Participation Agreement), and,

•         annual bonuses of up to 50% of his salary provided certain performance milestones are met.

In April 2006, Mr. Galassi’s annual salary was increased to $200,000 and Mr. Galassi was granted an additional option to purchase 100,000 shares of our common stock at an exercise price of $2.48 per share. In March 2007, Mr. Galassi’s annual salary was increased to $230,000. Additionally, he received a $50,000 bonus and was granted an additional option to purchase 50,000 shares of our common stock at an exercise price of $2.40 per share.

Perquisites.  Mr. Galassi was also entitled to certain perquisites:

•         ability to participate in, at the Company’s expense, whatever employee benefit plans (medical, dental, vision) the Company maintains. In 2006, these health benefits amounted to $13,892 and are included in Column I above.

Peter Zee

General Terms.  On October 1, 2005 we entered into a two year employment agreement with Mr. Zee. Terms of the agreement provided for:

•         an annual salary of $175,000.

•         150,000 stock options priced at $1.34 which shall vest and first become exercisable upon a change of control,

•         in the event of a change of control, a payment equal to 12 months base salary in effect on the date of the change of control and an amount equal to 50% of his annual base pay (however, Mr. Zee has waived any change in control payment triggered by the transactions under the Participation Agreement), and,

•         annual bonuses of up to 50% of his salary provided certain performance milestones are met.

In April 2006, Mr. Zee’s annual salary was increased to $200,000 and Mr. Zee was granted an additional option to purchase 100,000 shares of our common stock at an exercise price of $2.48 per share. In March 2007, Mr. Zee’s annual salary was increased to $230,000. Additionally, he received a $100,000 bonus and was granted an additional option to purchase 60,000 shares of our common stock at an exercise price of $2.40 per share.

Perquisites.  Mr. Zee is also entitled to certain perquisites:

•           ability to participate in, at the Company’s expense, whatever employee benefit plans (medical, dental, vision) the Company maintains. In 2006, these health benefits amounted to $12,634 and are included in Column I above.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Mark Newburg	191,666	(1)	108,334	(1)		$1.49	1/31/15
	67,000	(2)				1.85	4/28/08
			67,000	(2)		1.85	4/28/09
			66,000	(2)		1.85	4/28/10
			750,000	(3)		1.34		(3)
			200,000	(4)		2.48	4/7/12
			200,000	(5)		2.40	3/7/13
Arnaldo Galassi	34,000	(6)				1.92	3/1/08
			33,000	(6)		1.92	3/1/09
			33,000	(6)		1.92	3/1/10
			150,000	(3)		1.34		(3)
			100,000	(4)		2.48	4/7/12
			50,000	(5)		2.40	3/7/13
Peter Zee	34,000	(6)				1.92	3/1/08
			33,000	(6)		1.92	3/1/09
			33,000	(6)		1.92	3/1/10
			150,000	(3)		1.34		(3)
			100,000	(4)		2.48	4/7/12
			60,000	(5)		2.40	3/7/13

(1)	300,000 options granted as consultant on 1/31/05. Options vest monthly over three years starting on 1/31/06.

(2)	200,000 options granted on 4/28/05. One third of options vest every year.

(3)	Options vest and first become exercisable upon a change of control of the Company.

(4)	Options granted on 4/7/06. One third of options vest every year.

(5)	Options granted on 3/7/07. One third of options vest every year

(6)	Options granted as consultant on 3/1/05. Options vest annually over three years starting on 3/1/06

Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
James Crabbe			8,000			8,000
Vincent DiVito
Paul Harvey
Robert Miodunski
William Purton
Ron Keil			21,152			21,152
Robert Smith			21,152			21,152

The dollar amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R). Assumptions used in the calculation of this amount are included in footnote (1) to our audited financial statements for the fiscal year ended December 31, 2006 included elsewhere in this proxy statement.

Non-employee members of our board of directors received an initial grant of 100,000 options and, effective as of November 2007, an annual grant of 30,000 options on the date of the annual or special meetings of stockholders at which directors are elected. Mr. Crabbe received options to acquire 8,000 shares annually. The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendances. Commencing November 2007, members of our board of directors that are not employees receive a quarterly fee of $15,000. The chairman of our audit committee receives an additional $7,500 per quarter. In addition, upon joining the board, Messrs. DiVito, Harvey and Miodunski each received options to purchase 100,000 shares of common stock at an exercise price of $1.34 per share over a three year term pursuant to our Amended and Restated 1999 Stock Option Plan; and each received a grant of 50,000 shares of common stock which accrued in increments of 10,000 shares over the five fiscal quarters beginning in September 2005.

Messrs. Keil and Smith resigned from the board on June 26, 2006. Mr. Purton resigned from the board on December 31, 2006.  Mr. Crabbe and Mr. Newburg resigned from the board on September 10, 2007.

SEC Position on Certain Indemnification Arrangements

Our articles of incorporation obligate us to indemnify our directors and officers to the fullest extent permitted under Nevada law. Chapter 78 of the Nevada Revised Statutes provides for indemnification by a corporation of costs incurred by directors, employees, and agents in connection with an action, suit, or proceeding brought by reason of their position as a director, employee, or agent. The person being indemnified must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us pursuant to the provisions contained in our amended and restated articles of incorporation, our amended and restated bylaws, Nevada law or otherwise, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit, or proceeding, is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

Indemnification Agreements

We have entered into indemnification agreements with members of our board of directors and certain other employees in which we agreed to hold harmless and indemnify such directors, officers and employees to the fullest extent authorized under Nevada law, and to pay any and all related expenses reasonably incurred by the indemnitee. The relevant members of our board of directors are Gordon Yuen, Joe Pisano, Lorna Patajo-Kapunan, Vincent L. DiVito, Maj. Gen. Paul A. Harvey, Robert L. Miodunski, and Clarence Chung.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY

Transaction Review

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our board or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•         The fact of such common directorship or financial interest is disclosed or known by our board or committee and noted in the minutes, and our board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•         The fact of such common directorship or financial interest is disclosed to or known by the stockholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of stockholders); or

•         The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

As of December 31, 2006, William Purton, the owner of Dolphin prior to our acquisition of the company, owed Dolphin $514,260 for funds Dolphin had advanced to Mr. Purton. As of the date of filing this proxy statement, we have not received payment. Mr. Purton resigned from our board of directors on December 31, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2006.

OTHER BUSINESS

We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the company’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, Elixir Gaming Technologies, Inc., 1120 Town Center Drive, Suite 260, Las Vegas, Nevada 89144; telephone: (702) 733-7195.

Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

PROPOSALS FOR THE NEXT ANNUAL MEETING

We must receive proposals of stockholders intended to be presented at our next annual meeting prior to January 14, 2008, to be considered for inclusion in our proxy statement relating to that meeting. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after January 14, 2008 shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

ANNUAL REPORT

COPIES OF OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING ALL EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT OUR CORPORATE OFFICES LOCATED AT 1120 TOWN CENTER DRIVE, SUITE 260, LAS VEGAS, NEVADA, 89144.

BY ORDER OF THE BOARD OF DIRECTORS

David Reberger,
Chief Financial Officer and Secretary

December 3, 2007

Las Vegas, Nevada

APPENDIX A

SECURITIES AMENDMENT AND EXCHANGE AGREEMENT

THIS SECURITIES AMENDMENT AND EXCHANGE AGREEMENT (this “Agreement”) is entered into as of October 21, 2007 by and between ELIXIR GAMING TECHNOLOGIES, INC., a Nevada corporation (the “Company”), and ELIXIR GROUP LIMITED, a Hong Kong company (“Elixir Group”).  Unless otherwise provided herein, all defined terms used in this Agreement shall have the same meanings ascribed to them in that certain Securities Purchase and Product Participation Agreement dated June 12, 2007 by and between the Company and Elixir Group (the “Participation Agreement”).

R E C I T A L S

WHEREAS, the Company and Elixir Group are parties to certain investment agreements in 2006-2007 (the “Investment Agreements”), including that certain Securities Purchase Agreement dated October 11, 2006 (the “2006 Purchase Agreement”), a related Registration Rights Agreement dated January 18, 2007 (the “2006 Rights Agreement”), the Participation Agreement, and a related Registration Rights Agreement dated September 10, 2007 (the “Registration Rights Agreement”);

WHEREAS, pursuant to the 2006 Purchase Agreement, the Company issued to Elixir Group warrants (the “2006 Warrants”) to purchase up to an aggregate of Sixteen Million (16,000,000) shares of the Company’s common stock, par value $0.001 (“Common Stock”), with original exercise prices ranging from $2.65 to $5.50 per share. Subject to certain adjustments as set forth in the Participation Agreement and the 2006 Warrants, the current exercise prices range from $1.00 to $3.50 per share;

WHEREAS, pursuant to the Participation Agreement, the Company issued to Elixir Group warrants (the “New Warrants,” and collectively with the 2006 Warrants, the “Warrants”) to purchase up to Eighty-Eight Million (88,000,000) shares of the Company’s Common Stock, for an exercise price of $2.65 per share, subject to the terms and conditions set forth in the Participation Agreement and such warrants; and

WHEREAS, subject to the approval of the Company’s stockholders, the Company and Elixir Group wish to effect the issuance of new shares of the Company’s Common Stock in exchange for the cancellation of New Warrants to purchase Seventy-Eight Million (78,000,000) shares of the Company’s Common Stock as set forth in this Agreement (the “Exchange Transaction”), and to amend the terms of certain of the Investment Agreements as set forth in this Agreement.

A G R E E M E N T

NOW, THEREFORE, in consideration of the premises and the mutual covenants, obligations and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Company and Elixir Group hereby agree as follows:

1.             Exchange of Warrants for Shares.  Upon the terms and conditions set forth herein, Elixir Group agrees to surrender New Warrants to purchase up to 78,000,000 shares of the Company’s Common Stock (the “Exchange Warrants”) for cancellation in exchange for the issuance by the Company of shares of its Common Stock at the Exchange Ratio (as defined herein).

A.            The Exchange Warrants that are exercisable or becomes exercisable shall be exchangeable at a ratio of one newly issued share of Common Stock for every 2.5 outstanding warrants (the “Exchange Ratio”).  The Exchange Ratio shall be adjusted proportionately from time to time as required to reflect stock splits, combinations, reclassifications, and the like.

B.            As of the date of this Agreement, 22,000,000 shares of the New Warrants are exercisable (the “Vested Warrants”), and 66,000,000 shares of the New Warrants are subject to vesting and become exercisable only upon achievement of certain milestones pursuant to the Participation Agreement and the terms of the warrants (the “Unvested Warrants”).  As soon as practicable after the Company obtains

Shareholder Approval, Elixir Group agrees to surrender 12,000,000 Vested Warrants for cancellation, and the remaining 10,000,000 Vested Warrants shall be retained by Elixir Group and remain exercisable in accordance with the terms and conditions therein.  After the Company obtains Shareholder Approval, Elixir Group agrees to surrender the portions of the Unvested Warrants that become exercisable, upon satisfaction of the performance milestones set forth therein, as soon as practicable after each such portion becomes exercisable, for exchange until all of the Unvested Warrants have vested and have been surrendered for exchange.  Upon receipt by the Company of the originally executed New Warrants for cancellation, the Company shall issue to Elixir Group shares of its Common Stock at the Exchange Ratio.  If necessary to effect the cancellation and exchange of the said 12,000,000 Vested Warrants, the Company shall also issue a new warrant evidencing the rights of Elixir Group pertaining to the remaining 10,000,000 Vested Warrants .

C.            The Exchange Transaction as set forth in this Section 1 is subject to Shareholder Approval.

                2.             Vesting of the 2006 Warrants.  The Company and Elixir Group hereby agree to waive all vesting conditions in the 2006 Warrants and acknowledge that all 2006 Warrants shall become immediately exercisable effective as of the date of this Agreement.

3.             Waiver of Anti-Dilution Adjustments and Amendment.  Notwithstanding any other provision of the Warrants or the Investment Agreements, the Warrants shall be amended, effective as of the date of this Agreement, by deleting in the 2006 Warrants subsections (d), (e), and (j) of Section 4 and by deleting in the New Warrants subsections (d) and (e) of Section 4.  In addition, Elixir Group hereby agrees to release the Company of all claims it may have against the Company for any anti-dilution adjustments to the terms of the 2006 Warrants based on issuances of equity securities of the Company between January 18, 2007 and the date of this Agreement and hereby waives any such adjustment.

4.             Amendment to Registration Rights and Release of Claims.  The parties agrees to amend each of the 2006 Rights Agreement and the Registration Rights Agreement, effective as of the date of this Agreement, to extend the filing deadline in respect of the Company’s obligations to file a resale registration statement for the Registrable Securities (as defined in the respective agreement) to the date that is the one (1) year anniversary from effectiveness of the resale registration statement filed in connection with the Company’s presently proposed private placement managed by ThinkEquity Partners, LLC.  For the avoidance of doubt, any references to “Closing” or other dates in the measurement of periods of time in the agreements in connection with the Company’s registration rights obligations relating to the filing, effectiveness, and maintenance of the registration statement, shall be similarly amended to reflect the aforementioned one-year extension.  Furthermore, Elixir Group and the Company hereby agree to release each other of all claims each may have against the other pursuant to either of the agreements.

5.             No Further Modifications.  Except as specifically set forth herein, nothing in this Agreement shall be construed to enlarge, restrict, or otherwise modify the terms of the Warrants or the respective duties and obligations of the parties thereto.   For the sake of clarity, nothing in this Agreement shall modify or amend the vesting or performance conditions included in the New Warrants.

6.             Authorization; Enforceability.  Other than as set forth in this Agreement, each of the Company and Elixir represents to the other that: (i) it has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder; and (ii) the execution and delivery by it of this Agreement and the consummation of the transactions contemplated hereunder will not result in the violation by it of any law, statute, rule, regulation, judgment or decree of any court or governmental authority to or by which it is bound, or of any provision of its organizational documents; and (iii) no consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by it in connection with the authorization, execution and delivery of this Agreement.

7              Miscellaneous.

7.1           Amendments and Waivers.  This Agreement and the Investment Agreements including the Warrants set forth the entire agreement and understanding between the parties as to the subject matter hereof and thereof and supersedes and replaces all prior and contemporaneous discussions, negotiations, agreements and understandings (oral or written) with respect to such subject matter.  This Agreement or any provision hereof may be (i) amended only by mutual written agreement of the Company and Elixir Group or (ii) waived only by written agreement of the waiving party.

7.2           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Elixir Group and its successors and assigns.

7.3           Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three business days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address set forth below or at such other address as such party may have designated by advance written notice to the other parties.

If to the Company:                                                                                            Elixir Gaming Technologies, Inc.

1120 Town Center, Suite 260

Las Vegas, Nevada  89144

Attn:  David Reberger

Facsimile:  (702) 733-7197

If to Purchaser:                                                                                                               Elixir Group Limited

38/F., The Centrium,

60 Wyndham Street

Central, Hong Kong

Attn: Gordon Yuen

Fax:  (852) 3162 2579

7.4           Governing Law.  This Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to its conflict of law principles.

7.5           Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party, as specifically determined by the court, shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.6           Amendment Controls.  If any topic is addressed both in the Investment Agreement (or any document related thereto) and in this Agreement, this Amendment Agreement shall control.

7.7           Counterparts.  This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument binding on all of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

7.8           Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

7.9           Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Securities Amendment and Exchange Agreement to be duly executed and delivered as of the date first set forth above.

“Company”

ELIXIR GAMING TECHNOLOGIES, INC.,
a Nevada corporation

By:	/s/ David Reberger
David Reberger
Chief Financial Officer

“ELIXIR GROUP”

ELIXIR GROUP LIMITED,
a Hong Kong company

By:	/s/ Gordon Yuen
Gordon Yuen,
Chief Executive Officer

APPENDIX B

Capstone Valuation Services, LLC 1065 Avenue of the Americas — Suite 1801 New York, NY 10018

PRIVILEGED & CONFIDENTIAL	212.782.1410 telephone
212.782.1478. facsimile
21 October 2007	www.capstoneag.com

The Special Committee of the

Board of Directors of

Elixir Gaming Technologies, Inc.

C/o Vincent L. DiVito

Elixir Gaming Technologies, Inc.

1120 N. Town Centre Drive

Las Vegas, NV 89144

To the Special Committee of the Board of Directors (the “Special Committee”) of Elixir Gaming Technologies, Inc.  (the “Company”):

We understand that the Company and Elixir Group Limited, a Hong Kong company that is the majority stockholder of the Company (“EGL”), have entered into a Securities Amendment and Exchange Agreement dated October 20, 2007 (the “Exchange Agreement”) pursuant to which, subject to the achievement of various performance milestones, certain common stock purchase warrants (“EGL Warrants”) held by EGL will be returned to the Company in exchange for the Company’s issuance of shares of its common stock (the “Transaction”).  You have requested our opinion (the “Opinion”) concerning the fairness from a financial point of view to the minority shareholders of the Company of the EGL Warrants to be returned for cancellation in exchange for the Company’s issuance of shares of its common stock in the Transaction.

In connection with our Opinion, we have:

(a)                                  considered the proposed terms and conditions of the warrants-for-shares exchange Transaction and reviewed the following agreements relating thereto: the EGL Warrants and the Exchange Agreement;

(b)                                 considered certain financial and other information relating to the Company that was publicly available or furnished to us by the Company, including financial forecasts;

(c)                                  met with or interviewed members of the Company’s and EGL’s management to discuss the business, operations, historical financial results and future prospects of the Company assuming the Transaction is completed;

(d)                                 considered certain financial and securities information of the Company and compared that information with similar data for other publicly-held companies that are in businesses similar to those of the Company and EGL;

(e)                                  performed discounted cash flow analyses and Black-Sholes valuation analyses;

(f)                                    considered such other information, financial studies, analysis and investigations and financial, economic and market criteria as we deemed relevant and appropriate for purposes of this opinion, and

(h)                                 when opining “as to the fairness from a financial point of view to the minority shareholders of the Company,” considered the term “minority shareholders of the Company” to include the shareholders of the Company other than EGL as of the date hereof.

Our opinion is based on prevailing market conditions, interest rates and other circumstances and conditions existing as of the date hereof, and our opinion does not represent our view as to what the value of the Company’s common stock actually will be following consummation of the Transaction.  Such actual value of the Company’s common stock could be higher or lower depending upon changes in such interest rates, dividend rates, market conditions, general economic conditions, and other factors which generally influence the price of securities.  In addition, because of the large aggregate number of common shares that the Company proposes to issue to EGL in exchange for the EGL Warrants, the proximity of this Transaction to the transaction between EGL and the Company that closed on September 10, 2007 and other factors, the Company’s common stock may experience material price fluctuation subsequent to or in the absence of the Transaction.  Furthermore, any valuation of securities is only an approximation, subject to uncertainties and contingencies, all of which are difficult to predict and beyond the control of our firm. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  Selecting portions of the analyses or of the summary set forth herein without considering the analysis as a whole could create an incomplete view of the processes underlying our opinion set forth herein.  This letter is prepared solely for the purpose of providing our Opinion concerning the fairness of the Transaction and does not purport to be an appraisal or necessarily reflect the prices at which securities, such as the EGL Warrants or the shares of Common Stock received in exchange, actually may be sold.  This letter only has application as it is employed with reference to the full written analysis and supporting research and tables furnished to the Special Committee.

The opinions that are expressed herein are subject to these additional qualifications and limitations:

(a)                                  In arriving at our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information that was publicly available or furnished to us by the Company and EGL.  With respect to the financial forecasts analyzed by us, we have assumed that they have been reasonably prepared on bases reflecting the best currently available information and judgments of the Company’s and EGL’s management as to the future financial performance of the Company upon completion of the Transaction.  We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

(b)                                 Based on your declaration, we have assumed that the Transaction will be consummated in accordance with the terms described in the Agreement, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Transaction.  Representatives or the Company have advised us, and we further have assumed, that the final terms of the Agreement will not vary materially from those set forth in the draft reviewed by us.

(c)                                  Our opinion does not consider, and should not be interpreted to consider, either the underlying business decision to complete the Transaction or whether the consideration to be received by the stockholders in the Transaction represents the most favorable (from the point of view of the minority stockholders of the Company) exchange rate attainable.  We are not making any comment on the federal, state or local tax consequences of the Transaction.

(d)                                 Our opinion does not represent any analysis regarding the solvency of the Company or EGL prior to or subsequent to the Transaction.  Capstone has not undertaken any procedures to determine the solvency of the Company or EGL, and therefore, this Opinion does not constitute a solvency opinion, and should not be relied upon for such purposes.

(e)                                  We have not made an independent evaluation or appraisal of the individual assets of the Company such as the Company’s technology, software and other proprietary information, nor have we been furnished with any such valuations.

(f)                                    Our opinion is based on business, economic, market and other conditions as they exist as of the date hereof or as of the date of the information provided to us.

(g)                                 This opinion is effective as of the date hereof.  We have no obligation to update the opinion unless requested by you in writing to do so and expressly disclaim any responsibility to do so in the absence of any such request.

We will receive a fee as compensation for our services in rendering this opinion which fee is not contingent upon consummation of the Transaction.  In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction reflecting EGL Warrants to be returned for cancellation in exchange for the Company’s issuance of shares of its common stock pursuant to the terms of the Exchange Agreement is fair from a financial point of view to the minority shareholders of the Company.

This letter is intended only for the information of the Special Committee of the Board of Directors of the Company in connection with the Transaction described herein and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed Transaction. This opinion is not to be quoted or referred to, in whole or in part, filed with, or furnished or disclosed to any other party, or used for any other purpose, without our prior written consent. except that this opinion may be included in its entirety in any proxy statement/ prospectus filed with the U.S. Securities and Exchange Commission and to be distributed to the shareholders of the Company in connection with the Transaction, provided that such inclusion and any discussion thereof is in form and substance reasonably acceptable to us and our counsel.

Sincerely yours,

[FRONT OF PROXY CARD]

YOUR VOTE IS IMPORTANT TO US.

PLEASE CAST YOUR VOTE TODAY.

PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 17, 2007

SOLICITED BY THE BOARD OF DIRECTORS OF ELIXIR GAMING TECHNOLOGIES, INC.

The undersigned stockholder of Elixir Gaming Technologies, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Amendment No. 1 to Annual Report on Form 10-KSB in connection with our annual meeting of stockholders to be held at 38/F., The Centrium, 60 Wyndham Street, Central, Hong Kong, on Monday, December 17, 2007 at 12:00 p.m., local time, and hereby appoints Gordon Yuen and David Reberger, as proxy, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof.

(The proxy is instructed to vote as specified on the reverse)

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE . As a stockholder of Elixir Gaming Technologies, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern time, on December 13, 2007.

TO VOTE YOUR PROXY BY INTERNET . Please access the website, www.continentalstock.com, with your proxy card available. Please follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY TELEPHONE . Using any touch-tone telephone, please call 1-866-894-0537 to vote your proxy. Please have your proxy card available when you call and follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL . Please mark, sign and date your proxy card below, detach the proxy card and return the proxy card in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING

ELECTRONICALLY BY INTERNET OR TELEPHONE.

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE.

PROXY

THIS PROXY SHALL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS						Please make your votes like this	☒

1.ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	FOR ☐	WITHHOLD AUTHORITY ☐		2. APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK TO ELIXIR GROUP IN EXCHANGE FOR THE CANCELLATION OF CERTAIN OUTSTANDING WARRANTS PURSUANT TO THE SECURITIES AMENDMENT AND EXCHANGE AGREEMENT.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Gordon Yuen Vincent L. DiVito Robert L. Miodunski Paul Harvey Joe Pisano Lorna Patajo-Kapunan Clarence Chung John W. Crawford

3.    VOTE ON THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING TO ANOTHER TIME AND DATE IF SUCH ACTION IS NECESSARY FOR THE BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1 OR 2.

					FOR ☐	AGAINST ☐	ABSTAIN ☐

4.IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.		FOR ☐	AGAINST ☐	ABSTAIN ☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

SIGNATURE	SIGNATURE	DATE

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.